Exhibit 99

Jefferies Reports Record 2009 Financial Results

NEW YORK--(BUSINESS WIRE)--January 20, 2010--Jefferies Group, Inc. (NYSE: JEF) today announced fourth quarter and year-end financial results for the period ended December 31, 2009.

Highlights for the fourth quarter include:

  Net revenues of $532 million
  Record net income to Common Shareholders of $94 million
  Record net earnings per common share (diluted) of $0.46

Highlights for the record full year include:

  Record net revenues of $2.1 billion
  Record net income to Common Shareholders of $280 million
  Record net earnings per common share (diluted) of $1.38

“We are pleased with the strong contribution our fourth-quarter made to the best annual performance in Jefferies’ 47-year history. We have strong momentum as we begin 2010 and all 2,628 employee-partners at Jefferies are eager to do our absolute best for our clients," commented Richard Handler, Chairman and Chief Executive Officer of Jefferies.

Conference Call

A conference call with management discussion of financial results for the year ended December 31, 2009 will be held today, January 20, 2010, at 9:00 AM Eastern. Securities industry professionals may access the management discussion by calling 877-710-9938 or 702-928-7183. A one-week replay of the call will also be available at 800-642-1687 or 706-645-9291 (conference ID #50145149). A live audio webcast and delayed replay can be accessed at jefferies.com.

About Jefferies

Jefferies, a major global securities and investment banking firm, has served companies and their investors for more than 45 years. Jefferies & Company, Inc. is the principal US operating subsidiary of Jefferies Group, Inc. (NYSE: JEF: www.jefferies.com), and Jefferies International Limited is the principal UK operating subsidiary. Jefferies International Limited, a UK-incorporated company, is authorised and regulated by the UK Financial Services Authority.

CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
Revenues:
Commissions	117,209	152,910	512,293	611,823
Principal Transactions	132,685	(89,170)	843,851	(80,192)
Investment Banking	193,869	87,183	474,315	425,887
Asset Management fees and
investment (loss) from managed funds	14,402	(35,181)	35,887	(52,929)
Interest	153,661	124,963	567,438	749,577
Other	10,219	8,271	38,918	28,573
Total Revenues	622,045	248,976	2,472,702	1,682,739
Interest Expense	83,839	95,125	301,925	660,964
Net Revenues	538,206	153,851	2,170,777	1,021,775
Interest on Mandatorily Redeemable Preferred Interest of
Consolidated Subsidiaries	6,628	(33,023)	37,248	(69,077)
Net Revenues, less Mandatorily Redeemable Preferred
Interest	531,578	186,874	2,133,529	1,090,852

Non-Interest Expenses:
Compensation and benefits	239,352	738,506	1,195,971	1,522,157
Floor brokerage and clearing fees	28,767	18,962	89,337	69,444
Technology and communications	36,725	35,463	141,233	127,357
Occupancy and equipment rental	20,656	19,357	72,824	76,255
Business development	8,341	14,270	37,614	49,376
Other	28,656	60,084	80,929	126,524
Total non-interest expenses	362,497	886,642	1,617,908	1,971,113
Earnings / (loss) before income taxes	169,081	(699,768)	515,621	(880,261)
Income tax expense / (benefit)	68,742	(230,283)	199,041	(290,249)
Net earnings / (loss)	100,339	(469,485)	316,580	(590,012)
Net earnings / (loss) to Noncontrolling Interests	6,819	(29,583)	36,537	(53,884)
Net earnings / (loss) to Common Shareholders	93,520	(439,902)	280,043	(536,128)
Earnings / (loss) per Common Share
Basic	$0.47	$(2.39)	$1.39	$(3.27)
Diluted	$0.46	$(2.39)	$1.38	$(3.27)

Weighted Average Common Shares:
Basic	196,255	183,691	200,446	166,163
Diluted	200,383	183,691	204,572	166,163

Effective tax rate	41%	33%	39%	33%

JEFFERIES GROUP, INC. AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Statement of Earnings
Net Revenues, less mandatorily redeemable preferred
interest	531,578	676,825	577,866	347,260	186,874	298,751

Non-Interest Expenses:
Compensation and Benefits	239,352	395,031	348,207	213,381	738,506	246,186
Non-Compensation expenses	123,145	106,764	107,331	84,697	148,136	106,221
Earnings / (loss) before income taxes	169,081	175,030	122,328	49,182	(699,768)	(53,656)
Income tax expense / (benefit)	68,742	65,210	48,333	16,756	(230,283)	(6,090)
Net earnings / (loss)	100,339	109,820	73,995	32,426	(469,485)	(47,566)
Net earnings / (loss) to Noncontrolling Interests	6,819	23,534	12,095	(5,911)	(29,583)	(16,262)
Net earnings / (loss) to Common Shareholders	93,520	86,286	61,900	38,337	(439,902)	(31,304)
Diluted earnings / (loss) per Common Share	$0.46	$0.42	$0.30	$0.19	$(2.39)	$(0.18)

Financial Ratios
Pretax Operating Margin	32%	26%	21%	14%	-374%	-18%
Compensation and Benefits / Net Revenues	45%	56%	59%	62%	480%	90%
Effective Tax Rate	41%	37%	40%	34%	33%	11%

JEFFERIES GROUP, INC. AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Revenues by Source
Equities	106,936	138,918	102,266	120,041	87,053	134,853
Fixed Income and Commodities	185,390	312,659	276,617	203,345	103,891	72,875
High Yield	37,609	105,349	88,285	(24,512)	(89,096)	(59,776)
Other	-	-	1,638	6,034	-	-
Total	329,935	556,926	468,806	304,908	101,848	147,952

Investment banking	193,869	122,529	120,831	37,086	87,184	130,125

Asset management fees and investment (loss) / income from managed funds:
Asset management fees	8,472	12,564	3,714	3,762	4,765	3,804
Investment (loss) / income from managed funds	5,930	8,402	(3,158)	(3,799)	(39,946)	(7,235)
Total	14,402	20,966	556	(37)	(35,181)	(3,431)
Net Revenues	538,206	700,421	590,193	341,957	153,851	274,646
Interest on Mandatorily Redeemable Preferred
Interest of Consolidated Subsidiaries	6,628	23,596	12,327	(5,303)	(33,023)	(24,105)
Net Revenues, less Mandatorily Redeemable
Preferred Interest	531,578	676,825	577,866	347,260	186,874	298,751

Other Data
Number of Trading Days	64	64	63	61	64	64
Full Time Employees	2,628	2,513	2,307	2,296	2,241	2,436
Common Shares Outstanding	165,638	169,332	171,927	169,195	163,216	163,429
Weighted Average Common Shares:
Basic	196,255	200,609	201,902	203,310	183,691	173,757
Diluted	200,383	204,736	206,027	203,326	183,691	173,757

As of December 31, 2009, common stockholders' equity amounted to $2.31 billion, resulting in book value of $13.94 per common share

JEFFERIES GROUP, INC. AND SUBSIDIARIES
COMMON SHARES OUTSTANDING AND COMMON SHARES FOR BASIC AND DILUTED EPS CALCULATIONS
(UNAUDITED)

		December 31, 2009

Common shares outstanding		165,637,554
Outstanding restricted stock units		27,404,347
Adjusted shares outstanding		193,041,901

Note - All share information below for EPS purposes is based upon weighted-average balances for the applicable period.

		Three months ended	Year ended
		December 31, 2009	December 31, 2009

Shares Outstanding (weighted average)	(1)	167,530,200	168,646,722
Unearned restricted stock	(2)	(2,745,418)	(1,623,424)
Earned restricted stock units	(3)	26,563,486	27,621,537
Other issuable shares	(4)	4,907,144	5,800,766
Common Shares for Basic EPS		196,255,412	200,445,601

Stock Options	(5)	22,660	21,427
Mandatorily redeemable convertible preferred stock	(6)	4,105,138	4,105,138
Common Shares for Diluted EPS		200,383,210	204,572,166

(1)	Shares outstanding represents shares issued less shares repurchased in treasury stock. Shares issued includes public and private offerings, earned and unearned restricted stock, distributions related to restricted stock units, deferred compensation plans, employee stock purchase plan and stock option exercises. Shares issued does not include undistributed earned and unearned restricted stock units.

(2)	As certain restricted stock is contingent upon a future service condition, unearned shares are removed from shares outstanding in the calculation of basic EPS as Jefferies' obligation to issue these shares remains contingent.

(3)	As earned restricted stock units are no longer contingent upon a future service condition and are issuable upon a certain date in the future, earned restricted stock units are added to shares outstanding in the calculation of basic EPS.

(4)	Other shares issuable not pursuant to any contingency include shares issuable to settle previously granted restricted stock awards, shares issuable under certain deferred compensation plans and shares issuable in connection with earnout agreements.

(5)	Calculated under the treasury stock method. The treasury stock method assumes the issuance of only a net incremental number of shares as proceeds from issuance are assumed to be used to repurchase shares at the average stock price for the period.

(6)	Calculated under the if-converted method. The if-converted method assumes the conversion of convertible securities at the beginning of the period.

CONTACT:
Jefferies Group, Inc.
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer